Exhibit 99.3

PARKS! AMERICA, INC. and SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On April 27, 2020, Parks! America, Inc. (“Parks” or the “Company”), through a newly formed subsidiary, Aggieland-Parks, Inc., a Texas corporation, simultaneously entered into and closed an Asset Purchase Agreement with Aggieland Safari LLC, a Texas limited liability company (“Aggieland”), Ferrill Creek Ranch LLC, a Texas limited liability (“FCR”), and Vernell Investments LLC, a Texas limited liability company (together with Aggieland and FCR the “Sellers”). Pursuant to the Asset Purchase Agreement Aggieland-Parks, Inc. acquired substantially all of Sellers’ assets related to Aggieland Safari Adventure Zoo and Safari Park located in Bryan, Texas (“Aggieland Safari”), including animal inventory, real estate, mineral rights, equipment, and other assets necessary to operate the Aggieland Safari. Aggieland Safari is situated on 250 acres of a 450-acre property, located in Bryan, Texas, approximately 25 miles northeast of College Station and 120 miles northwest of downtown Houston. The total purchase price for the Aggieland Assets was $7,125,000. The transaction was financed with a loan (the “2020 Term Loan”) from First Financial Bank, N.A. (“First Financial”), a seller note for $750,000 (the “Aggieland Seller Note”) and cash totaling $1,375,000. The 2020 Term Loan is evidenced by a promissory note in the original principal amount of $5,000,000 from First Financial (the “2020 Bank Note”), is secured by substantially all of the Aggieland Assets, as well as guarantees from the Company and its subsidiaries. The 2020 Bank Note bears interest at a rate of 5.0% per annum, has a maturity date of April 27, 2031, with interest only payable monthly through April 2021. The Aggieland Seller Note represents a deferred payment of the purchase price, bears no interest, has a maturity date of June 30, 2021 and is secured by a second priority subordinated lien and security interest in the acquired mineral rights and the animal inventory.

Parks and Aggieland Safari have different fiscal year ends. Parks fiscal year ends on the Sunday closest to September 30 (most recently September 29, 2019), whereas Aggieland Safari’s fiscal year ends on December 31. As this difference is less than 93 days, as permitted by Regulation S-X Article 11, the unaudited pro forma condensed combined statement of operations for the year ended September 29, 2019 combines the Parks audited consolidated statement of operations for the year ended September 29, 2019 and the Aggieland Safari audited combined statement of operations for the year ended December 31, 2019.

The unaudited pro forma condensed combined statement of operations for the six months ended March 29, 2020 combines the Parks unaudited consolidated statement of operations for the six months ended March 29, 2020 and the Aggieland Safari unaudited combined statement of operations for the six months ended March 31, 2020. The Aggieland Safari unaudited combined statement of operations for the six months ended March 31, 2020 has been calculated by subtracting its unaudited combined statement of operations for the nine months ended September 30, 2019 from its audited financial statements for the year ended December 31, 2019, then adding its unaudited combined statement of operations for the three months ended March 31, 2020.

Both the full-year and six month unaudited pro forma condensed combined statements of operations give effect to the Aggieland Safari acquisition as if it had been consummated on October 1, 2018 and include adjustments which are directly attributable to the acquisition, are expected to have continuing impact on the combined results of operations, and are factually supportable.

The unaudited pro forma condensed combined balance sheet combines the Parks unaudited consolidated balance sheet as of March 29, 2020 and the Aggieland Safari unaudited combined balance sheet as of March 31, 2020, giving effect to the Aggieland Safari acquisition as if it had been consummated on March 29, 2020.

The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations are also referred to herein as the unaudited pro forma financial statements.

The unaudited pro forma financial statements are presented for information purposes only and should be read in conjunction with the accompanying notes to the unaudited pro forma financial statements. In addition, the unaudited pro forma financial statements are based on and should be read in conjunction with the following historical consolidated financial statements and accompanying notes for Parks, and historical combined financial statements and accompanying notes of Aggieland Safari:

•Separate unaudited historical financial statements and the related notes of Parks as of and for the six months ended March 29, 2020 included in Parks’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2020, as well as the audited historical financial statements and the related notes of Parks as of and for the fiscal year ended September 29, 2020 included in its Annual Report on Form 10-K for the fiscal year ended September 29, 2019;

•Separate audited historical financial statements of Aggieland Safari as of December 31, 2019 and for the year then ended, which are included as Exhibit 99.1 to this Current Report on Form 8-K/A; and

•Separate unaudited historical financial statements of Aggieland Safari as of March 31, 2020 and for the three months then ended, which are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma financial statements have been prepared by management in accordance with SEC Regulation S-X Article 11, Pro Forma Financial Information. The unaudited pro forma financial statements are not necessarily indicative of what Parks’ financial position or results of operations actually would have been had the Company completed the acquisition of Aggieland Safari on the dates indicated, nor do they purport to project the future financial position or operating results of the combined businesses.

The unaudited pro forma financial statements have been prepared using the acquisition method of accounting under accounting principles generally accepted in the United States of America (“U.S. GAAP”) with Parks being the acquirer. The pro forma adjustments are preliminary, based upon available information and made solely for the purpose of providing these unaudited pro forma financial statements. Differences between these preliminary adjustments and the final acquisition accounting may occur and these differences could have a material impact on the future results of operations and financial position of the combined company.

PARKS! AMERICA, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 29, 2020

	Parks! America, Inc.	Aggieland Safari	Pro Forma Adjustments	Notes	Combined
ASSETS
Cash	$2,942,037	$20,731	$(1,361,608)	5A	$1,601,160
Accounts receivable	24,373	6,118	(6,118)	5B	24,373
Inventory	238,801	18,572	-		257,373
Prepaid expenses	280,183	5,677	(675)	5C	285,185
Total current assets	3,485,394	51,098	(1,368,401)		2,168,091

Property and equipment, net	6,698,734	7,071,476	87,696	5D	13,857,906
Intangible assets, net	200	-	-		200
Other assets	115,021	-	(100,000)	5E	15,021
Total assets	$10,299,349	$7,122,574	$(1,380,705)		$16,041,218

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Accounts payable	$36,324	$532,947	$(532,947)	5F	$36,324
Accounts payable - related party	-	21,756	(21,756)	5F	-
Other current liabilities	326,729	191,622	(137,378)	5G	380,973
Line of credit - related party	-	2,937,622	(2,937,622)	5H	-
Current portion of long-term debt, net	209,673	5,435,786	(5,435,786)	5H	209,673
Total current liabilities	572,726	9,119,733	(9,065,489)		626,970

Long-term debt, net	1,047,388	-	5,687,625	5I	6,735,013
Total liabilities	1,620,114	9,119,733	(3,377,864)		7,361,983

Stockholders’ equity
Common stock; 300,000,000 shares authorized, at $.001
par value; 75,021,537 shares issued and outstanding	75,021	-	-		75,021
Capital in excess of par	4,889,316	-	-		4,889,316
Treasury stock	(3,250)	-	-		(3,250)
Retained earnings	3,718,148	(1,997,159)	1,997,159	5J	3,718,148
Total stockholders’ equity	8,679,235	(1,997,159)	1,997,159		8,679,235
Total liabilities and stockholders’ equity	$10,299,349	$7,122,574	$(1,380,705)		$16,041,218

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

PARKS! AMERICA, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended March 29, 2020

	Parks! America, Inc.	Aggieland Safari	Pro Forma Adjustments	Notes	Combined
Net sales	$1,713,930	$654,193	$-		$2,368,123
Sale of animals	24,512	1,200	-		25,712
Total net sales	1,738,442	655,393	-		2,393,835

Cost of sales	249,765	20,197	109,177	6A	379,139
Selling, general and administrative	1,614,845	679,044	(247,165)	6B	2,046,724
Depreciation and amortization	235,000	66,829	26,019	6C	327,848
Tornado damage and expenses, net	(24,373)	-	-		(24,373)
Impairment of property and equipment	-	1,117,496	(1,117,496)	6D	-
(Gain) loss on disposal of operating assets, net	-	(51,300)	112,043	6E	60,743
Loss from operations	(336,795)	(1,176,873)	1,117,422		(396,246)

Other income, net	15,504	-	-		15,504
Interest expense	(34,912)	(266,596)	138,761	6F	(162,747)
Loss before income taxes	(356,203)	(1,443,469)	1,256,183		(543,489)

Income tax provision	(76,900)	-	(39,300)	6G	(116,200)
Net loss	$(279,303)	$(1,443,469)	$1,295,483		$(427,289)

Income per share - basic and diluted	$(0.00)				$(0.01)

Weighted average shares
outstanding (in 000's) - basic and diluted	74,808				74,808

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

PARKS! AMERICA, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended September 29, 2019

	Parks! America, Inc.	Aggieland Safari	Pro Forma Adjustments	Notes	Combined
Net sales	$6,104,275	$1,582,184	$-		$7,686,459
Sale of animals	79,979	8,700	-		88,679
Total net sales	6,184,254	1,590,884	-		7,775,138

Cost of sales	673,667	86,300	177,991	6A	937,958
Selling, general and administrative	3,399,145	1,623,203	(254,729)	6B	4,767,619
Depreciation and amortization	453,968	231,356	(45,661)	6C	639,663
Tornado damage and expenses, net	80,444	-	-		80,444
Impairment of property and equipment	-	770,164	(770,164)	6D	-
(Gain) loss on disposal of operating assets, net	32,693	(20,295)	76,738	6E	89,136
Income (loss) from operations	1,544,337	(1,099,844)	815,825		1,260,318

Other income, net	27,104	-	-		27,104
Interest expense	(76,003)	(536,724)	281,054	6F	(331,673)
Income (loss) before income taxes	1,495,438	(1,636,568)	1,096,879		955,749

Income tax provision	398,900	-	(113,300)	6G	285,600
Net income (loss)	$1,096,538	$(1,636,568)	$1,210,179		$670,149

Income per share - basic and diluted	$0.01				$0.01

Weighted average shares
outstanding (in 000's) - basic and diluted	74,791				74,791

See Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

PARKS! AMERICA, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of the Acquisition

On April 27, 2020, Parks! America, Inc. (“Parks” or the “Company”), through a newly formed subsidiary, Aggieland-Parks, Inc., a Texas corporation, simultaneously entered into and closed an Asset Purchase Agreement with Aggieland Safari LLC, a Texas limited liability company (“Aggieland”), Ferrill Creek Ranch LLC, a Texas limited liability (“FCR”), and Vernell Investments LLC, a Texas limited liability company (together with Aggieland and FCR the “Sellers”). Pursuant to the Asset Purchase Agreement Aggieland-Parks, Inc. acquired substantially all of Sellers’ assets related to Aggieland Safari Adventure Zoo and Safari Park located in Bryan, Texas (“Aggieland Safari”), including animal inventory, real estate, mineral rights, equipment, and other assets necessary to operate the Aggieland Safari. Aggieland Safari is situated on 250 acres of a 450-acre property, located in Bryan, Texas, approximately 25 miles northeast of College Station and 120 miles northwest of downtown Houston. The total purchase price for the Aggieland Assets was $7,125,000. The transaction was financed with a loan (the “2020 Term Loan”) from First Financial Bank, N.A. (“First Financial”), a seller note for $750,000 (the “Aggieland Seller Note”) and cash totaling $1,375,000. The 2020 Term Loan is evidenced by a promissory note in the original principal amount of $5,000,000 from First Financial (the “2020 Bank Note”), is secured by substantially all of the Aggieland Assets, as well as guarantees from the Company and its subsidiaries. The 2020 Bank Note bears interest at a rate of 5.0% per annum, has a maturity date of April 27, 2031, with interest only payable monthly through April 2021. The Aggieland Seller Note represents a deferred payment of the purchase price, bears no interest, has a maturity date of June 30, 2021 and is secured by a second priority subordinated lien and security interest in the acquired mineral rights and the animal inventory.

2. Basis of Pro Forma Presentation

The accompanying unaudited pro forma condensed combined balance sheet presents Parks’ historical financial position combined with Aggieland Safari as if the acquisition had occurred on March 29, 2020. The unaudited pro forma condensed combined statements of operations present the combined results of Parks as if the Aggieland Safari acquisition occurred on October 1, 2018. The accompanying unaudited pro forma condensed combined financial statements include management’s assumptions and certain adjustments as described in greater detail herein.

Parks and Aggieland Safari have different fiscal year ends. The unaudited pro forma condensed combined balance sheet and statements of operations have been prepared utilizing period ends that differ by less than 93 days, as permitted by Regulation S-X Article 11.

The unaudited pro forma condensed combined balance sheet information is based on the following:

•With respect to Parks, the Parks unaudited consolidated balance sheet as of March 29, 2020; and

•With respect to Aggieland Safari, the Aggieland Safari unaudited combined balance sheet as of March 31, 2020.

The unaudited pro forma condensed combined statement of operations for the six months ended March 29, 2020 is based on the following:

•With respect to Parks, the Parks unaudited consolidated statement of operations for the six months ended March 29, 2020 included in Parks’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 2020; and

•With respect to Aggieland Safari, the Aggieland Safari unaudited combined statement of operations for the six months ended March 29, 2020, which has been calculated by subtracting the its unaudited combined statement of operations for the nine months ended September 30, 2019 from its audited combined statement of operations ended December 31, 2019, then adding its unaudited combined statement of operations for the three months ended March 31, 2020.

The unaudited pro forma condensed combined statement of operations for the year ended September 29, 2019 is based on the following:

•With respect to Parks, the Parks audited consolidated statement of operations for the fiscal year ended September 29, 2019 included in Parks’ Annual Report on Form 10-K for the year ended September 29, 2019; and

•With respect to Aggieland Safari, the Aggieland Safari audited combined statement of operations for the year ended December 31, 2019.

PARKS! AMERICA, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

2. Basis of Pro Forma Presentation (Continued)

As a result of the construction of the Aggieland Safari historical combined statement of operations for the six months ended March 29, 2020 noted above, the following Aggieland Safari combined statement of operations for the three month period ended December 31, 2019 is included in both the pro forma unaudited statement of operations for the six months ended March 29, 2020 and the fiscal year ended September 29, 2019.

Aggieland Safari
Net sales	$335,313
Sale of animals	1,200
Total net sales	336,513

Cost of sales	-
Selling, general and administrative	436,496
Depreciation and amortization	66,829
Impairment of property and equipment	770,164
(Gain) loss on disposal of operating assets, net	(7,995)
Income (loss) from operations	(928,981)

Other income, net	-
Interest expense	(161,295)
Income (loss) before income taxes	(1,090,276)

Income tax provision	-
Net income (loss)	$(1,090,276)

The accompanying unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting in accordance with Accounting Standards Codification 805, “Business Combinations” (“ASC 805”) and are based on the audited annual and unaudited interim historical financial statements of Parks and Aggieland Safari. The unaudited pro forma financial statements are presented for illustrative purposes only. The historical financial statements have been adjusted in the accompanying unaudited pro forma financial statements to give effect to the pro forma events that are (a) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the consolidated results.

As the acquirer for accounting purposes, Parks has estimated the fair value of the Aggieland Safari assets acquired and liabilities assumed, and conformed the accounting policies of Aggieland Safari to its own accounting policies. The acquisition method of accounting uses the fair value concepts defined in ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value measurements can be highly subjective, and it is possible the application of reasonable judgment could result in different assumptions resulting in a range of alternative estimates using the same facts and circumstances. The allocation of the purchase price is preliminary, pending the finalization of various estimates and analyses. Since these unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of fair values attributable to the acquisition, the actual amounts eventually recorded for the acquisition, may differ materially from the pro forma information presented.

The unaudited forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They may also not be useful in predicting the future financial condition or results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma condensed combined financial statements do not reflect any cost savings from operating efficiencies, synergies that could result from the acquisition, or additional expenses which could also result from the acquisition. Additionally, the unaudited pro forma condensed combined financial statements do not reflect additional revenue opportunities following the acquisition.

PARKS! AMERICA, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

3. Accounting Policies and Reclassifications

As a result of the continuing review of Aggieland Safari’s accounting policies, Parks may identify differences between the accounting policies of the two businesses that, when conformed, could have a material impact on the combined financial statements. The unaudited pro forma condensed combined financial statements do not assume any differences in accounting policies other than the assumptions regarding useful lives for certain elements of property and equipment impacting depreciation expense.

As described in further detail in Note 6, certain reclassifications have been made relative to Aggieland Safari’s historical financial statements to conform to the financial statement presentation of Parks.

4. Purchase Price and Allocation

The following table sets forth the purchase consideration paid to the members of Aggieland Safari as of April 27, 2020, the date of the acquisition. The preliminary purchase price allocation set forth below assumes the acquisition had closed on March 29, 2020:

Sources of consideration paid to Aggieland Safari Members:
Advances	$125,000
Cash at closing	1,250,000
Bank debt	5,000,000
Aggieland seller note	750,000
Total cash consideration	$7,125,000

Preliminary purchase price allocation:
Cash and cash equivalents	$1,500
Inventories	18,572
Property and equipment	7,159,172
Deferred revenue	(54,244)
Total pro forma net assets acquired	$7,125,000

For the purposes of this pro forma analysis, the purchase price has been preliminarily allocated based on an estimate of the fair value of assets acquired and liabilities assumed as of the acquisition date. The determination of estimated fair value requires management to make significant estimates and assumptions. The final valuation of assets acquired and liabilities assumed is expected to be completed as soon as possible but no later than one year from the acquisition date. The Company will adjust its estimates as needed upon the final valuation.

PARKS! AMERICA, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

5. Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

Explanations of the adjustments to the unaudited pro forma balance sheet are as follows:

(A)	Represents adjustments to cash due to the following outflows as a result of the acquisition.

	Record cash paid to Aggieland Safari Members at closing	$(1,250,000)
	Record purchase price cash advance to Aggieland Safari on April 21, 2020	(25,000)
	Record prepaid property taxes deposited at closing	(5,002)
	Record bank debt financing fees	(62,375)
	Eliminate cash not transferred in acquisition	(19,231)
	Total	(1,361,608)

(B)	Eliminate Aggieland Safari accounts receivable not transferred to Parks.

(C)	Represents adjustments to prepaid expenses as a result of the acquisition.

	Record prepaid property taxes deposited at closing	$5,002
	Eliminate Aggieland Safari prepaid expenses not transferred in acquisition	(5,677)
	Total	(675)

(D)	Represents adjustment to property and equipment based on the preliminary fair value assessment.

	Preliminary fair value of acquired Property and Equipment	$7,159,172
	Eliminate historical book value of Aggieland Safari Property and Equipment	(7,071,476)
	Total	87,696

(E)	Represents purchase price cash advances made by Parks to Aggieland Safari as of March 29, 2020.

(F)	Eliminate Aggieland Safari accounts payable and accounts payable - related party not assumed by Parks.

(G)	Represents adjustments to other current liabilities as a result of the acquisition.

	Record deferred revenues assumed by Parks	$54,244
	Eliminate Aggieland Safari other current liabilities	(191,622)
	Total	(137,378)

(H)	Eliminate Aggieland Safari debt not assumed by Parks.

(I)	Record Aggieland Safari acquisition related debt and costs.

	Bank debt	$5,000,000
	Aggieland seller note	750,000
	Deferred financing costs	(62,375)
	Total	5,687,625

(J)	Eliminate Aggieland Safari accumulated deficit.

PARKS! AMERICA, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

6. Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

Explanations of the adjustments to the unaudited pro forma statement of operations are as follows:

		Six months ended March 29, 2020	Year ended September 29, 2019
(A)	Represents reclassification of animal food expenses to conform to Parks presentation.

(B)	Represents adjustment to remove non-recurring transaction expenses in the historical statement of operations and
	reclassifications to conform to Parks presentation of certain expenses, as follows:

	Non-recurring transaction expenses	$(61,250)	$-
	Animal food expenses to cost of sales	(109,177)	(177,991)
	Loss on animal disposals to loss on disposal of operating assets, net	(76,738)	(76,738)
	Total	(247,165)	(254,729)

(C)	Represents the estimated difference in depreciation expense resulting from the preliminary purchase price allocation.

	Note that as of December 31, 2019, Aggieland Safari classified its property and equipment
	as held for sale and suspended depreciation expense.

	Depreciation based on preliminary purchase price allocation	$92,848	$185,695
	Elimination of Aggieland Safari historical depreciation	(66,829)	(231,356)
	Total	26,019	(45,661)

(D)	Represents the elimination of Aggieland Safari impairment of property and equipment.

(E)	Represents adjustment to remove gain on unrelated Aggieland Safari property sale and reclassifications to conform to Parks
	presentation of certain expenses, as follows:

	Gain on unrelated Aggieland Safari property sale	$35,305	$-
	Loss on animal disposals to loss on disposal of operating assets, net	76,738	76,738
	Total	112,043	76,738

(F)	Represents interest expense on new bank debt and amortization of associated fees, and the elimination of historical Aggieland
	Safari interest expense.

	Interest on new Parks' bank debt	$(125,000)	$(250,000)
	Amortization of new bank debt associated fees	(2,835)	(5,670)
	Elimination of historical Aggieland Safari interest expense	266,596	536,724
	Total	138,761	281,054

(G)	Represents adjustment to pro forma tax provision based on net impact of Aggieland Safari.